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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 April 16, 2004

                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                        43-1819711
(State or other jurisdiction of                  (IRS Employer Identification
         incorporation)                                        No.)

                          Commission file number 1-9329

900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                         63101
   (Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (314) 340-8000

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Item 7. Financial Statements and Exhibits

         (c)      Exhibits.

                  99.1 Pulitzer Inc. First-Quarter 2004 Earnings Release dated April 16, 2004

                  99.2 Pulitzer Inc. Statistical Report Press Release dated April 16, 2004

Item 12. Results of Operations and Financial Condition

On April 16, 2004, Pulitzer Inc. (the "Company") issued a press release announcing its consolidated financial results for the first quarter ended March 28, 2004. On April 16, 2004, the Company also issued a press release announcing the Company's statistical report for the period and 13 weeks ended March 28, 2004. Copies of these press releases are furnished with this report as an exhibit to this Form 8-K and are incorporated herein by reference.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Pulitzer Inc.

Date: April 16, 2004                          By: /s/ Alan G. Silverglat
                                                  -----------------------------
                                                  Alan G. Silverglat
                                                  Senior Vice President-Finance

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Exhibit Index

Exhibit   Description

99.1      Pulitzer Inc. First-Quarter 2004 Earnings Release dated April 16, 2004

99.2      Pulitzer Inc. Statistical Report Press Release dated April 16, 2004